UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC., NOTES,
SERIES 2012-1
________________________________________
(Exact name of Registrant as specified in its charter)

FIXED INCOME CLIENT SOLUTIONS LLC
________________________________________
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware	333-171670-02 333-171670	27-440514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fixed Income Client Solutions LLC 214 N. Tryon Street, Suite 2636 Charlotte, North Carolina	28202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (877) 421-7858

Not Applicable
__________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

Effective on June 21, 2013, the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012, was amended pursuant to the First Amendment to the Trust Agreement Supplement, Series 2012-1, dated as of June 21, 2013, by and between Fixed Income Client Solutions LLC, as Depositor, and The Bank of New York Mellon, as Trustee and Securities Intermediary.

Section 9 - Financial Statements and Exhibits

Item 9.01(d)  Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit 4.1	First Amendment to the Trust Agreement Supplement, Series 2012-1, dated as of June 21, 2013, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fixed Income Client Solutions LLC

Date: June 26, 2013	By: /s/James Kelligrew
Name: James Kelligrew
Title: President

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	First Amendment to the Trust Agreement Supplement, Series 2012-1, dated as of June 21, 2013, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.